Summary of Significant Accounting Policies - cash and cash equivalent (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Summary of Significant Accounting Policies
Cash and cash equivalents	$ 123,939	¥ 862,839		¥ 3,133,847	¥ 7,505,954
Restricted cash	11,851	82,507		57,012	10,606
Long-term restricted cash	6,395	44,523		33,528	14,293
Total	$ 142,185	¥ 989,869	$ 463,154	¥ 3,224,387	¥ 7,530,853	¥ 596,631